UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2010
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

105 Corporate Center Boulevard
Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation.
On May 10, 2010, V.F. Corporation (the “Company”) amended its articles of incorporation to authorize the issuance of uncertificated shares of stock. The amendment, which did not require approval of shareholders under Pennsylvania law, was approved by the Company’s Board of Directors. The Board also approved the representation of some or all the Company’s common stock in uncertificated form, provided that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Company or its transfer agent.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        The following is furnished as an exhibit to this report:
3.1	Amended and Restated Articles of Incorporation of VF Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President — Deputy General Counsel

Date: May 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of VF Corporation